UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2018

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective March 31, 2018, the Fund will be renamed Western Asset Income Fund to better represent the Fund’s primary focus on high current income. There will be no change in the Fund’s investment objective, strategies or policies as a result of this name change. Also, effective March 31, 2018, the contractual management fee paid by the Fund will be reduced, with corresponding reductions to the total operating expense cap arrangements for applicable classes. For more information, please see the prospectus supplement dated February 8, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Global Strategic Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

Western Asset Global Strategic Income Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended January 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second and third quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2%, respectively. The U.S. Department of Commerce’s second reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.5%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, nonresidential fixed investment and federal government spending.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on January 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In January 2018, 21.5% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Turning to the global economy, in its January 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global economic activity continues to firm up. Global output is estimated to have grown by 3.7 percent in 2017, which is 0.1 percentage point faster than projected in the fall and  1/2 percentage point higher than in 2016. The pickup in growth has been broad based, with notable upside surprises in Europe and Asia. Global growth forecasts for 2018 and 2019 have been revised upward by 0.2 percentage point to 3.9 percent. The revision reflects increased global growth momentum and the expected impact of the recently approved U.S. tax policy changes.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone was 2.4%, versus 1.8% in 2016. Japan’s economy was expected to expand 1.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF estimates that overall growth in emerging market countries was 4.7% in 2017, versus 4.4% in 2016.

IV	Western Asset Global Strategic Income Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, at its meeting that ended on March 15, 2017, the Fed increased the federal funds rateiv 0.25% to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed raised the rate once during the reporting period. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended January 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.34%. The low for the period of 1.27% occurred on September 7 and September 8, 2017. The yield for the two-year Treasury note ended the reporting period at 2.14% — equaling its high for the period. The yield for the ten-year Treasury began the reporting period at 2.30% and ended the period at 2.72%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.73% took place on January 30, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned -0.35% during the six-month reporting period ended January 31, 2018.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)vi announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandvii raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

Japanviii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaix kept rates steady at 4.35% during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 1.94% for the six months ended January 31, 2018. The high-yield market was relatively flat in August 2017, and moved higher in September and October 2017. After a modest setback in November 2017, the high-yield market again rallied in December 2017 and January 2018. For the reporting period as a whole, the high-yield market was supported by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi gained 2.06% during the six months ended January 31, 2018. Despite several modest setbacks the asset class posted positive results during the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy, rising oil prices and a weakening U.S. dollar.

Performance review

For the six months ended January 31, 2018, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 2.83%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Indexxii returned -0.05% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 1.63% over the same time frame.

Performance Snapshot as of January 31, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund:
Class A	2.83%
Class C	2.31%
Class C1[2]	2.62%
Class I	2.83%
Class IS	3.03%
Bloomberg Barclays U.S. Universal Index	-0.05%
Lipper Multi-Sector Income Funds Category Average	1.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 335 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Global Strategic Income Fund

deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2018 for Class A, Class C, Class C1, Class I and Class IS shares were 4.00%, 3.47%, 3.79%, 4.47% and 4.56%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been 4.55%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.14%, 1.85%, 1.55%, 0.86% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund

Western Asset Global Strategic Income Fund	VII

Investment commentary (cont’d)

invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

ix	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

VIII	Western Asset Global Strategic Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2018 and July 31, 2017 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2017 and held for the six months ended January 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.83%	$1,000.00	$1,028.30	1.14%	$5.83	Class A	5.00%	$1,000.00	$1,019.46	1.14%	$5.80
Class C	2.31	1,000.00	1,023.10	1.85	9.43	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class C1	2.62	1,000.00	1,026.20	1.56	7.97	Class C1	5.00	1,000.00	1,017.34	1.56	7.93
Class I	2.83	1,000.00	1,028.30	0.84	4.29	Class I	5.00	1,000.00	1,020.97	0.84	4.28
Class IS	3.03	1,000.00	1,030.30	0.75	3.84	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

2	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

[1]	For the six months ended January 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

4	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 41.7%
Consumer Discretionary — 8.3%
Auto Components — 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	600,000		$597,000	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	480,000		480,000	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	420,000		431,550
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,050,000		1,063,125	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,160,000		2,232,900	(a)
Total Auto Components					4,804,575
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,459,636	(c)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	520,000		520,000	(a)(d)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	480,000		514,800	(a)
Total Diversified Consumer Services					2,494,436
Hotels, Restaurants & Leisure — 1.8%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	420,000		422,625	(a)
Aramark Services Inc., Senior Notes	4.750%	6/1/26	230,000		232,013
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	410,000		423,714	(a)(d)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	850,000		909,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	970,000		994,250
MGM Resorts International, Senior Notes	6.625%	12/15/21	660,000		721,875
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,040,000		1,077,700	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	530,000		583,000
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	500,000		501,875	(a)
Scientific Games International Inc., Senior Subordinated Notes	6.625%	5/15/21	380,000		395,200
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	404,000		437,532	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,180,000		1,184,425	(a)
Total Hotels, Restaurants & Leisure					7,883,709
Household Durables — 0.3%
Lennar Corp., Senior Notes	4.750%	11/29/27	670,000		680,103	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	500,000		518,750
Total Household Durables					1,198,853
Media — 2.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		427,350	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	500,000		490,000	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	60,000		62,828

See Notes to Financial Statements.

6	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	400,000		$392,175
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		209,661
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		742,462
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		752,812
EW Scripps Co., Senior Notes	5.125%	5/15/25	630,000		623,700	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000		716,063	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	440,000		451,550	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	660,000		633,600	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,040,000		2,017,050	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		486,250	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	610,000		586,747	(a)
Urban One Inc., Senior Secured Notes	7.375%	4/15/22	1,090,000		1,120,302	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,158,668	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,104,552	(c)
Total Media					11,975,770
Specialty Retail — 1.1%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,162,068	(c)
American Greetings Corp., Senior Notes	7.875%	2/15/25	610,000		651,175	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	290,000		202,275	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,040,000		1,045,200
Masaria Investments SAU, Senior Secured Bonds (3 mo. Euribor + 5.250%)	4.888%	9/15/24	440,000	EUR	547,306	(a)(e)
Masaria Investments SAU, Senior Secured Bonds	5.000%	9/15/24	150,000	EUR	187,660	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	980,000		624,750	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	460,000		462,300	(a)
Total Specialty Retail					4,882,734
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,430,000		2,466,450	(a)
Total Consumer Discretionary					35,706,527
Consumer Staples — 1.0%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	900,000		902,250	(a)
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000		370,294

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000	$730,195	(c)
Rite Aid Corp., Senior Notes	6.125%	4/1/23	500,000	468,125	(a)
Total Food & Staples Retailing				1,568,614
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000	212,945
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	130,000	141,484
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	10,000	10,656
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000	130,202
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000	387,600	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000	541,925	(a)
Total Food Products				1,424,812
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	360,000	343,350
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000	114,347
Total Tobacco				457,697
Total Consumer Staples				4,353,373
Energy — 7.9%
Energy Equipment & Services — 0.2%
Ensco PLC, Senior Notes	7.750%	2/1/26	200,000	199,375
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	580,000	588,700
Total Energy Equipment & Services				788,075
Oil, Gas & Consumable Fuels — 7.7%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	786,434
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	400,462
Berry Petroleum Co. Escrow	—	—	220,000	0	*(f)(g)(h)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	520,000	589,550	(a)
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	370,000	376,013	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	220,000	236,775	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	844,600
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	270,000	273,375	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	750,000	747,187	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	2,170,000	2,294,775	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000	591,500	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	280,000	293,300
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	59,144
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	1,094,939

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	430,000	$436,987
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	440,000	458,150	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	180,000	187,425
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	160,000	162,400	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	260,000	265,525	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	300,000	238,500	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,188,678	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	300,000	294,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	509,375
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,420,164	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	700,000	609,875	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	410,000	422,812	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	260,000	325,650	(a)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	154,540
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	507,600	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,280,000	1,289,600	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,544,010
QEP Resources Inc., Senior Notes	5.250%	5/1/23	960,000	984,000
QEP Resources Inc., Senior Notes	5.625%	3/1/26	580,000	593,775
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	644,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	508,020
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	232,445
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	550,000	660,000	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	600,000	705,750	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	540,000	568,350
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,490,000	1,307,475
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	162	*(i)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	770,000	788,287	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	610,000	613,425	(a)(d)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	120,000	134,585
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	714,163
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	62,394
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	706,387
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,990,000	4,059,822

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000	$772,175
WPX Energy Inc., Senior Notes	5.250%	9/15/24	590,000	600,325
Total Oil, Gas & Consumable Fuels				33,260,435
Total Energy				34,048,510
Financials — 7.4%
Banks — 4.7%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	251,653	(a)
Banco Mercantil De Norte, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000	211,500	(a)(e)(j)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000	222,400	(a)(e)(j)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000	385,691
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000	621,500
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000	468,290
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000	396,765
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000	526,330
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	440,000	478,500	(a)(e)(j)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	710,000	851,743	(a)(e)(j)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000	314,119	(a)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	400,000	428,960	(e)(j)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000	522,837
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	500,000	501,250	(a)(d)
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000	1,015,010	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,830,000	1,870,589	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	350,000	368,527	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000	1,230,931	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000	1,293,805	(c)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	680,000	675,073
Lloyds Banking Group PLC, Junior Subordinated Bonds (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	230,000	260,188	(e)(j)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000	1,596,420
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000	1,272,509	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	270,000	302,062	(e)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	163,723

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		$481,285
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,290,634	(c)(e)(j)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,119,075	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		811,063	(a)
Total Banks					19,932,432
Capital Markets — 0.2%
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 12/11/23 then USD 5 year Swap Rate + 4.598%)	7.500%	12/11/23	270,000		307,779	(a)(e)(j)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		365,116
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		171,500
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		91,015	(a)
Total Capital Markets					935,410
Consumer Finance — 0.1%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	600,000		588,000	(a)
Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		260,993
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		888,787
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	500,000		480,625	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,793,540	(c)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	463,000		461,842	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	710,000		706,450	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		212,102
Jerrold Finco PLC, Senior Secured Bonds	6.125%	1/15/24	570,000	GBP	826,360	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000		547,170	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	430,000		411,725	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	880,000		873,400	(a)
Total Diversified Financial Services					7,462,994
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	814,494	(c)
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,400,000		1,433,250	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	560,000		548,912	(a)
Total Thrifts & Mortgage Finance					1,982,162
Total Financials					31,715,492

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 4.5%
Biotechnology — 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,170,000		$1,117,350	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	200,000		221,663
Total Biotechnology					1,339,013
Health Care Equipment & Supplies — 0.6%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,100,000		1,067,000	(a)
Hologic Inc., Senior Notes	4.375%	10/15/25	360,000		360,900	(a)
Hologic Inc., Senior Notes	4.625%	2/1/28	320,000		320,800	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	800,000		844,000	(a)
Total Health Care Equipment & Supplies					2,592,700
Health Care Providers & Services — 2.5%
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,979,000		1,995,228	(e)(g)(h)(k)
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,440,000		1,346,400
Centene Corp., Senior Notes	4.750%	5/15/22	570,000		595,650
Centene Corp., Senior Notes	4.750%	1/15/25	1,050,000		1,069,688
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	80,000		75,150
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	170,000		158,100
HCA Inc., Debentures	7.500%	11/15/95	410,000		428,450
HCA Inc., Senior Bonds	5.375%	2/1/25	1,490,000		1,525,387
HCA Inc., Senior Notes	5.875%	2/15/26	260,000		273,650
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,270,000		1,297,178
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	400,000		417,500	(a)(b)
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	658,860	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	830,000		859,573
Total Health Care Providers & Services					10,700,814
Pharmaceuticals — 1.1%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		291,940
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	30,000		31,445
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	24,000		25,425
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,100,000		2,113,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	570,000		551,504	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	890,000		884,437	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	850,000		875,236	(a)
Total Pharmaceuticals					4,773,112
Total Health Care					19,405,639

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 3.7%
Aerospace & Defense — 0.2%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		$737,274	(a)
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	2,250,000		2,435,625
Airlines — 0.1%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	167,411		172,868	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	187,832		212,015
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	178,453		184,133
Total Airlines					569,016
Commercial Services & Supplies — 0.6%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	420,000		429,975	(a)
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		416,850
Brink’s Co., Senior Notes	4.625%	10/15/27	420,000		409,500	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000		311,025	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000		193,325
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000		891,112
Total Commercial Services & Supplies					2,651,787
Machinery — 1.0%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	520,000		526,500	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	840,000		837,900	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,760,000		1,918,400	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	490,000		515,725	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	548,000		587,730
Total Machinery					4,386,255
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,234,800	(a)
Trading Companies & Distributors — 0.3%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	520,000		504,400	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	220,000		218,075	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	490,000		487,550	(a)
Total Trading Companies & Distributors					1,210,025
Transportation — 0.6%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,578,910	(c)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	2,754,862		1,198,365	(a)(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Transportation — continued
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	30,000	$24,675	(a)
Total Transportation				2,801,950
Total Industrials				16,026,732
Information Technology — 0.5%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000	399,500	(a)
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	5.000%	12/15/27	1,270,000	1,276,350	(a)
Software — 0.1%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000	456,875	(a)
Total Information Technology				2,132,725
Materials — 3.7%
Chemicals — 0.1%
Olin Corp., Senior Notes	5.000%	2/1/30	400,000	401,000
Containers & Packaging — 1.1%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	640,000	664,000	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	220,000	237,259	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,150,000	1,190,250	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,260,000	1,445,850
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,110,000	1,209,900	(c)
Total Containers & Packaging				4,747,259
Metals & Mining — 2.5%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	400,000	396,187	(a)
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000	668,194
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	560,000	594,300	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	770,000	827,789	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,500,000	1,545,000
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,874,293	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000	257,400	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	570,000	629,850	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	372,916	4,438	*(a)(l)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	1,679	0	(a)(b)(f)(g)(h)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	680,000	702,100	(a)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	80,000	$81,000
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000	476,539
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	1,052,813
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	1,470,000	1,534,516
Total Metals & Mining				10,644,419
Total Materials				15,792,678
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 0.7%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000	585,200
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	710,000	720,650
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000	167,559
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000	873,576
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000	799,212	(a)
Total Equity Real Estate Investment Trusts (REITs)				3,146,197
Real Estate Management & Development — 0.5%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000	636,402	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000	1,296,233	(c)
Total Real Estate Management & Development				1,932,635
Total Real Estate				5,078,832
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.0%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	660,000	689,700	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,315,000	1,393,900	(a)
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	380,000	380,425
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	620,000	566,562	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,160,000	997,252
Total Diversified Telecommunication Services				4,027,839
Wireless Telecommunication Services — 1.6%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000	1,076,324	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000	868,725	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,090,000	1,291,650
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000	704,822
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	420,000	419,475
Sprint Corp., Senior Notes	7.625%	2/15/25	755,000	785,200
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	670,000	673,350

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Telefonica Europe BV, Junior Subordinated Bonds (6.750% to 11/26/20 then GBP 5 year swap rate + 4.458%)	6.750%	11/26/20	700,000	GBP	$1,109,201	(c)(e)(j)
Total Wireless Telecommunication Services					6,928,747
Total Telecommunication Services					10,956,586
Utilities — 0.9%
Electric Utilities — 0.3%
Enel SpA, Junior Subordinated Bonds (7.750% to 9/10/20 then GBP 5 year swap rate + 5.662%)	7.750%	9/10/75	740,000	GBP	1,213,567	(c)(e)
Independent Power and Renewable Electricity Producers — 0.3%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,510,156		1,529,033
Water Utilities — 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,242,206	(c)
Total Utilities					3,984,806
Total Corporate Bonds & Notes (Cost — $175,892,677)					179,201,900
Asset-Backed Securities — 8.6%
Aames Mortgage Investment Trust, 2005-1 M6 (1 mo. USD LIBOR + 1.305%)	2.633%	6/25/35	1,440,000		1,108,310	(e)
American Money Management Corp., 2017-20A E (3 mo. USD LIBOR + 5.810%)	7.163%	4/17/29	800,000		812,954	(a)(e)
Amortizing Residential Collateral Trust, 2002-BC6 M2 (1 mo. USD LIBOR + 1.800%)	3.129%	8/25/32	160,996		148,676	(e)
Ares CLO Ltd., 2016-40A D (3 mo. USD LIBOR + 6.600%)	7.959%	10/15/27	500,000		514,565	(a)(e)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	1,100,000		1,138,499	(a)(e)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2 (1 mo. USD LIBOR + 2.850%)	4.100%	4/15/33	10,537		10,553	(e)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4 (1 mo. USD LIBOR + 0.960%)	2.289%	7/25/35	1,450,000		1,450,233	(e)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.891%	8/5/27	500,000		504,680	(a)(e)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	420,000		415,755	(a)
Babson CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	8.731%	7/18/29	500,000		490,881	(a)(e)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	1,000,000		1,030,643	(a)(e)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	1,000,000		1,020,328	(a)(e)
Countrywide Asset-Backed Certificates, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	3.204%	6/25/34	460,114		440,324	(e)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.576%	1/20/31	700,000		681,100	(a)(e)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	3.042%	10/25/33	993,199	$995,304	(e)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	500,000	505,514	(a)(e)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	1.000%	4/15/31	1,070,000	1,070,000	(a)(d)(e)
GSAMP Trust, 2006-S2 A2 (1 mo. USD LIBOR + 0.200%)	1.529%	1/25/36	251,472	35,514	(e)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	10,563,912	1,841,131	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000	753,815	(a)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	430,000	429,089	(a)
Kabbage Funding LLC, 2017-1 B	5.794%	3/15/22	1,000,000	1,038,577	(a)
LCM Ltd. Partnership, 2021-A D (3 mo. USD LIBOR + 5.100%)	6.463%	4/20/28	250,000	259,610	(a)(e)
Madison Park Funding Ltd., 2015-18A ER (3 mo. USD LIBOR + 6.350%)	7.713%	10/21/30	500,000	515,403	(a)(e)
MidOcean Credit CLO, 2015-4A D (3 mo. USD LIBOR + 3.900%)	5.259%	4/15/27	250,000	255,090	(a)(e)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	500,000	509,669	(a)(e)
National Collegiate Student Loan Trust, 2007-4 A3L (1 mo. USD LIBOR + 0.850%)	2.402%	3/25/38	2,449,341	1,694,816	(e)
Northwoods Capital Ltd., 2017-15A E (3 mo. USD LIBOR + 6.000%)	7.255%	6/20/29	500,000	501,926	(a)(e)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	6.893%	10/20/27	750,000	750,000	(a)(e)
Ocean Trails CLO, 2016-6A E (3 mo. USD LIBOR + 7.750%)	9.109%	7/15/28	500,000	528,825	(a)(e)
Origen Manufactured Housing, 2006-A A2	3.168%	10/15/37	1,026,519	965,445	(e)
Origen Manufactured Housing, 2007-A A2	3.171%	4/15/37	872,036	834,228	(e)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	5.717%	4/25/35	1,333,230	1,018,849
Prosper Marketplace Issuance Trust, 2017-3A A	2.360%	11/15/23	888,330	887,842	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.454%	8/25/33	88,701	84,432	(e)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	1.669%	3/25/36	71,191	68,528	(e)
SACO I Trust, 2006-6 A (1 mo. USD LIBOR + 0.260%)	1.589%	6/25/36	390,863	377,699	(e)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,598,576	(a)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	546,849	551,680	(a)
Structured Asset Securities Corp., 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	1.549%	2/25/36	3,213,755	198,057	(a)(e)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	7.463%	4/20/29	900,000	918,000	(a)(e)
Venture CDO Ltd., 2012-10A DRR (3 mo. USD LIBOR + 4.050%)	5.413%	4/20/27	1,450,000	1,455,414	(a)(e)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.325%	6/7/30	875,000	892,088	(a)(e)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	1.499%	7/25/47	6,878,343	5,384,516	(e)
Total Asset-Backed Securities (Cost — $38,288,257)				36,687,138

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — 13.9%
Banc of America Funding Corp., 2015-R3 1A2	1.742%	3/27/36	3,010,996	$1,894,335	(a)(e)
Banc of America Mortgage Securities Inc., 2005-3 A4 (12 mo. USD LIBOR + 1.990%)	3.693%	4/25/35	50,684	47,995	(e)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.814%	8/10/45	1,163,114	881,059	(a)(e)
BCAP LLC Trust, 2011-RR2 1A4 (6 mo. USD LIBOR + 2.400%)	4.505%	7/26/36	4,416,365	3,104,334	(a)(e)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.204%	6/11/50	129,607	129,483	(e)
BX Trust, 2017-IMC G (1 mo. USD LIBOR + 5.500%)	6.750%	10/15/32	3,050,000	3,074,882	(a)(e)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.191%	12/10/49	1,826,000	1,165,609	(e)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	482,174	(a)(e)
Citigroup Commercial Mortgage Trust, 2015-SSHP F (1 mo. USD LIBOR + 2.944%)	4.194%	9/15/27	2,750,000	2,716,950	(a)(e)
Commercial Mortgage Trust, 2013-CR7 G	4.280%	3/10/46	1,500,000	983,722	(a)(e)
Commercial Mortgage Trust, 2015-CR25 E	4.546%	8/10/48	1,500,000	996,453	(a)(e)
Commercial Mortgage Trust, 2015-CR25 F	4.546%	8/10/48	700,000	340,922	(a)(e)
Countrywide Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.300%)	1.629%	1/25/36	212,545	204,087	(e)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC (-4.000 x 1 mo. USD LIBOR + 28.600%)	22.392%	7/25/36	463,691	681,140	(e)
Credit Suisse Mortgage Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	23.218%	2/25/36	563,853	718,370	(e)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.487%	6/15/38	142,486	84,779	(e)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	258,470	204,769
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.752%	6/27/46	472,863	468,840	(a)(e)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	451,585	(a)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	8.854%	7/15/32	2,900,000	2,895,662	(a)(e)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	973,700	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	12.078%	3/25/25	1,124,040	1,552,284	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.375%	8/25/42	19,810,000	1,049,017	(e)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	5.579%	1/25/29	2,770,000	3,121,311	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.179%	10/25/29	950,000	1,076,039	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.329%	10/25/29	940,000	1,000,237	(a)(e)

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	5.479%	2/25/30	2,050,000	$2,198,662	(a)(e)
GE Business Loan Trust, 2006-2A D (1 mo. USD LIBOR + 0.750%)	2.227%	11/15/34	159,635	146,996	(a)(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	57,822	(e)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	559,572	482,863	(e)
Government National Mortgage Association (GNMA), 2011-127, IO	0.506%	3/16/47	2,258,436	37,265	(e)
Government National Mortgage Association (GNMA), 2012-55, IO	0.634%	4/16/52	4,142,704	82,760	(e)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	187,629	177,046
GS Mortgage Securities Trust, 2014-GC26 D	4.510%	11/10/47	3,560,000	3,135,763	(a)(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	1,038,346	1,094,748	(a)
Impac CMB Trust, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	1.969%	8/25/35	176,409	165,673	(e)
IMPAC Secured Assets Corp., 2006-4 A2B (1 mo. USD LIBOR + 0.170%)	1.499%	1/25/37	934,648	896,366	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1 (6 mo. USD LIBOR + 1.900%)	3.375%	3/25/35	143,792	145,772	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	790,000	576,431
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	193,242	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,710,000	1,422,056	(e)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	8.452%	9/15/20	1,306,496	1,307,928	(a)(e)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 6.900%)	8.134%	9/15/28	1,621,123	1,644,723	(a)(e)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	30,660	30,628	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	197,995	151,621	(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	38,899	29,788	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	813,057	672,084	(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.679%	10/15/48	1,740,000	1,236,935	(a)(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.679%	10/15/48	780,000	444,181	(a)(e)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	951,368	749,007
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	29,117	29,119
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	1.829%	4/25/35	1,376,374	1,046,160	(e)
Multifamily Trust, 2016-1 B	8.725%	4/25/46	1,964,612	2,058,988	(a)(e)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	1.692%	10/26/36	2,270,339	1,837,749	(a)(e)
Nomura Resecuritization Trust, 2015-8R 4A4 (12 mo. Monthly Treasury Average Index + 2.900%)	1.768%	11/25/47	2,585,537	1,169,676	(a)(e)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	5.400%	11/15/27	1,450,000	$1,346,596	(a)(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	1.539%	5/25/46	259,288	220,587	(e)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	4/25/56	619,906	613,432	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.894%	5/10/63	470,000	310,391	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.894%	5/10/63	830,000	377,423	(a)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	1.599%	12/25/45	102,321	99,613	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.063%	2/25/46	1,021,095	948,750	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	228,410	223,406	(a)(e)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3 (1 year Treasury Constant Maturity Rate + 2.490%)	3.574%	4/25/36	23,190	23,511	(e)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,685,436	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	346,998	(a)
Total Collateralized Mortgage Obligations (Cost — $60,372,337)				59,717,933
Convertible Bonds & Notes — 1.6%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	180,000	191,584
DISH Network Corp., Senior Notes	2.375%	3/15/24	680,000	637,994	(a)
Total Consumer Discretionary				829,578
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Senior Bonds	5.500%	9/15/26	480,000	440,968
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,820,000	1,701,700
Total Energy				2,142,668
Financials — 0.1%
Banks — 0.1%
JPMorgan Chase Financial Co., LLC, Senior Notes	0.250%	5/1/23	330,000	330,000
Health Care — 0.3%
Pharmaceuticals — 0.3%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	1,290,000	1,241,850	(a)
Information Technology — 0.5%
Internet Software & Services — 0.3%
Nutanix Inc., Senior Notes	0.000%	1/15/23	450,000	440,006	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	900,000	850,379
Total Internet Software & Services				1,290,385

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.2%
Workday Inc., Senior Notes	0.250%	10/1/22	960,000	$1,002,006	(a)
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., Senior Notes	1.500%	2/1/24	80,000	81,852	(a)(d)
Total Information Technology				2,374,243
Total Convertible Bonds & Notes (Cost — $6,915,401)				6,918,339
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,699	2,756
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	308	341
Total FHLMC				3,097
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	9,226	10,343
Total Mortgage-Backed Securities (Cost — $12,374)				13,440
Senior Loans — 12.6%
Consumer Discretionary — 4.7%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.820%	4/6/24	1,037,367	1,042,716	(e)(n)(o)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.324%	5/2/22	565,732	571,389	(e)(n)(o)
Hotels, Restaurants & Leisure — 1.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.823-3.943%	2/16/24	363,041	365,308	(e)(n)(o)
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.574%	3/11/25	1,040,000	1,049,750	(e)(n)(o)
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.500%)	3.968%	9/15/23	92,615	93,354	(e)(n)(o)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.324%	12/22/24	1,040,000	1,053,324	(e)(n)(o)
CEC Entertainment Inc., Term Loan B	—	2/14/21	620,000	604,965	(p)
Golden Nugget Inc., 2017 Incremental Term Loan (2 mo. LIBOR + 3.250%)	4.857-4.900%	10/4/23	1,035,654	1,049,085	(e)(n)(o)(p)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.561%	10/25/23	536,975	541,640	(e)(n)(o)
Intrawest Resorts Holdings Inc., Term Loan B1 (1 mo. LIBOR + 3.250%)	4.824%	7/31/24	1,040,000	1,048,884	(e)(n)(o)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.824%	8/14/24	987,525	995,108	(e)(n)(o)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.070%	6/8/23	345,264	$347,227	(e)(n)(o)
Total Hotels, Restaurants & Leisure				7,148,645
Media — 1.1%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.172%	11/17/24	1,036,000	1,043,608	(e)(n)(o)(p)
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.580%	4/30/25	1,035,605	1,043,210	(e)(n)(o)
Lions Gate Entertainment Corp., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.817%	12/8/23	241,656	244,526	(e)(h)(n)(o)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.324%	3/15/24	1,036,376	1,038,562	(e)(n)(o)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	4.060%	1/15/26	1,020,000	1,026,587	(e)(n)(o)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.060%	4/15/25	180,000	180,145	(e)(n)(o)
Total Media				4,576,638
Specialty Retail — 1.5%
Academy Ltd., 2015 Term Loan B (3 mo. LIBOR + 4.000%)	5.495-5.569%	7/1/22	973,653	787,442	(e)(n)(o)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.567%	9/25/24	329,175	330,780	(e)(n)(o)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.557-4.574%	11/8/23	524,700	529,565	(e)(n)(o)
Leslie’s Poolmart Inc., 2016 Term Loan (2 mo. LIBOR + 3.750%)	5.374%	8/16/23	349,020	350,656	(e)(n)(o)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.304-4.324%	1/30/23	1,036,824	1,045,167	(e)(n)(o)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.580-4.780%	8/19/22	1,038,815	1,046,021	(e)(n)(o)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	1/26/23	748,592	570,428	(e)(n)(o)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	2,437,214	1,993,945	(e)(n)(o)(p)
Total Specialty Retail				6,654,004
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	622,400	376,552	(e)(h)(n)(o)
Total Consumer Discretionary				20,369,944
Consumer Staples — 0.3%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.462%	6/22/23	250,113	248,753	(e)(n)(o)

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.2%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.830%	5/24/24	1,037,393	$1,044,039	(e)(n)(o)
Total Consumer Staples				1,292,792
Financials — 0.3%
Capital Markets — 0.2%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.693%	3/27/23	592,016	596,867	(e)(n)(o)
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.820%	8/18/23	562,875	566,946	(e)(n)(o)
Total Financials				1,163,813
Health Care — 1.7%
Health Care Providers & Services — 1.1%
Air Medical Group Holdings Inc., Term Loan B (3 mo. LIBOR + 3.250%)	4.943%	4/28/22	1,040,981	1,050,219	(e)(n)(o)
Davis Vision Inc., 1st Lien Term Loan B (3 mo. LIBOR + 3.000%)	4.490%	11/1/24	332,800	337,792	(e)(h)(n)(o)
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.324%	6/24/21	355,396	360,372	(e)(n)(o)
HCA Inc., Term Loan B8 (1 mo. LIBOR + 2.250%)	3.824%	2/15/24	744,375	751,287	(e)(n)(o)
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	3.323-4.443%	8/18/22	817,624	824,128	(e)(n)(o)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.693%	6/7/23	622,647	627,484	(e)(n)(o)
RadNet Inc., Reprice Term Loan	5.470-7.250%	6/30/23	584,416	592,817	(e)(h)(n)(o)
Total Health Care Providers & Services				4,544,099
Health Care Technology — 0.2%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.324%	3/1/24	1,033,646	1,040,672	(e)(n)(o)
Life Sciences Tools & Services — 0.4%
Albany Molecular Research Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.824%	8/30/24	798,000	802,987	(e)(n)(o)
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 3.000%)	4.324%	9/27/24	1,037,400	1,045,829	(e)(n)(o)
Total Life Sciences Tools & Services				1,848,816
Total Health Care				7,433,587
Industrials — 1.6%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.811%	4/3/22	747,497	747,296	(e)(n)(o)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.958%	11/1/21	560,000	565,075	(e)(n)(o)
Total Air Freight & Logistics				1,312,371

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.5%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.745%	10/6/23	1,037,744	$1,044,230	(e)(h)(n)(o)
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.560%	12/14/23	1,029,600	1,033,976	(e)(n)(o)
Total Airlines				2,078,206
Building Products — 0.3%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.324%	11/15/23	1,002,945	1,009,840	(e)(n)(o)
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.556-4.574%	12/18/20	124,140	125,123	(e)(n)(o)
Marine — 0.0%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.324%	11/12/20	189,610	114,596	(e)(n)(o)
Professional Services — 0.3%
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan (3 mo. LIBOR + 3.250%)	4.901-5.017%	7/23/21	777,990	769,602	(e)(n)(o)(p)
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.574%	4/10/23	356,342	359,015	(e)(n)(o)
Total Professional Services				1,128,617
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.818%	1/2/25	1,000,000	1,008,482	(e)(n)(o)
Total Industrials				6,777,235
Information Technology — 1.3%
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.830%	10/19/23	972,675	979,058	(e)(n)(o)
IT Services — 0.2%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.810%	4/26/24	1,035,633	1,044,176	(e)(n)(o)(p)
Software — 0.6%
Almonde Inc., USD First Lien Term Loan (3 mo. LIBOR + 3.500%)	4.979%	6/13/24	1,100,000	1,107,734	(e)(n)(o)
Dell Inc., 2017 First Lien Term Loan	—	9/7/23	279,300	280,684	(p)
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.330%	9/7/21	750,750	752,236	(e)(n)(o)
MA FinanceCo., LLC, USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.324%	6/21/24	50,302	50,506	(e)(n)(o)
Seattle Spinco Inc., USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.324%	6/21/24	339,698	341,078	(e)(n)(o)
Total Software				2,532,238

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	3.561%	4/29/23	1,057,350	$1,066,272	(e)(n)(o)
Total Information Technology				5,621,744
Materials — 1.0%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.074%	10/31/23	538,504	543,328	(e)(n)(o)
Containers & Packaging — 0.8%
Berry Plastics Group Inc., Term Loan M (3 mo. LIBOR + 2.250%)	3.804-3.824%	10/1/22	1,039,098	1,047,830	(e)(n)(o)
BWAY Holding Co., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.874-4.958%	4/3/24	388,050	391,607	(e)(n)(o)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.695%	12/29/23	1,033,557	1,041,847	(e)(n)(o)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.324%	2/5/23	1,059,235	1,068,208	(e)(n)(o)
Total Containers & Packaging				3,549,492
Metals & Mining — 0.1%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.943%	4/16/20	367,056	334,251	(e)(n)(o)
Total Materials				4,427,071
Real Estate — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.574%	10/24/22	562,889	542,362	(e)(n)(o)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.818%	4/25/23	1,040,365	1,049,282	(e)(n)(o)
Total Real Estate				1,591,644
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.317%	1/31/25	830,000	819,106	(e)(n)(o)
Level 3 Financing Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.696%	2/22/24	740,000	744,163	(e)(n)(o)
Unitymedia Finance LLC, Term Loan B	—	9/30/25	1,040,000	1,044,457	(p)
Virgin Media Bristol LLC, 2017 USD Term Loan	4.060%	1/15/26	638,574	642,907	(e)(n)(o)
Total Telecommunication Services				3,250,633
Utilities — 0.5%
Electric Utilities — 0.3%
Vistra Operations Co., LLC, 2016 Term Loan B2 (1 mo. LIBOR + 2.750%)	4.309-4.314%	12/14/23	1,037,380	1,045,485	(e)(n)(o)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.561-4.567%	6/30/18	970,000		$974,971	(e)(n)(o)
Total Utilities					2,020,456
Total Senior Loans (Cost — $54,619,467)					53,948,919
Sovereign Bonds — 18.9%
Argentina — 3.0%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,590,000		1,641,675	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	10,960,000	ARS	556,650
Republic of Argentina, Bonds	21.200%	9/19/18	1,562,000	ARS	85,816
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.772%	6/21/20	57,950,000	ARS	3,238,708	(e)
Republic of Argentina, Bonds	18.200%	10/3/21	64,935,000	ARS	3,473,633
Republic of Argentina, Senior Bonds	5.625%	1/26/22	610,000		626,470
Republic of Argentina, Senior Bonds	7.500%	4/22/26	510,000		561,255
Republic of Argentina, Senior Bonds	7.125%	7/6/36	2,530,000		2,594,515
Republic of Argentina, Senior Bonds	7.625%	4/22/46	270,000		285,795
Total Argentina					13,064,517
Australia — 0.5%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,304,418	(c)
Brazil — 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	9,668,000	BRL	3,135,698
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,009,000	BRL	325,769
Federative Republic of Brazil, Notes	10.000%	1/1/27	405,000	BRL	129,183
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		2,000,700
Total Brazil					5,591,350
Ecuador — 0.5%
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,900,000		2,163,625	(a)
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	920,000		975,825	(c)
Ghana — 0.2%
Republic of Ghana, Senior Bonds	8.125%	1/18/26	920,000		1,016,876	(c)
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	690,000		690,000	(a)
Honduras — 0.2%
Republic of Honduras, Senior Notes	6.250%	1/19/27	900,000		970,902	(c)
Indonesia — 3.4%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	50,137,000,000	IDR	4,296,957
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	43,665,000,000	IDR	3,417,927

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	$135,623
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,693,456	(c)
Total Indonesia					14,543,963
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	869,400		865,114	(a)
Jamaica — 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,160,237
Kazakhstan — 0.4%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	1,610,000		1,791,125	(c)
Mexico — 4.1%
United Mexican States, Senior Bonds	7.500%	6/3/27	34,200,000	MXN	1,822,793
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	3,176,938
United Mexican States, Senior Bonds	8.000%	11/7/47	79,140,000	MXN	4,344,697
United Mexican States, Senior Notes	3.600%	1/30/25	1,250,000		1,253,750
United Mexican States, Senior Notes	4.750%	3/8/44	7,180,000		7,190,770
Total Mexico					17,788,948
Nigeria — 0.4%
Republic of Nigeria, Senior Notes	7.875%	2/16/32	1,070,000		1,210,593	(c)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	420,000		450,016	(a)
Total Nigeria					1,660,609
Russia — 2.2%
Russian Federal Bond, Bonds	7.050%	1/19/28	525,461,000	RUB	9,311,112
Senegal — 0.5%
Republic of Senegal, Bonds	6.250%	5/23/33	1,900,000		1,992,378	(a)
Sweden — 0.9%
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,794,966
Turkey — 0.2%
Republic of Turkey, Bonds	10.600%	2/11/26	3,300,000	TRY	832,774
Uruguay — 0.2%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	8,500,000	UYU	291,768	(a)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	18,400,000	UYU	673,948	(a)
Total Uruguay					965,716
Total Sovereign Bonds (Cost — $80,840,154)					81,484,455
U.S. Government & Agency Obligations — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Bonds	3.000%	2/15/47	1,680,000		1,699,720
U.S. Treasury Bonds	3.000%	5/15/47	40,000		40,445
Total U.S. Government & Agency Obligations (Cost — $1,799,100)					1,740,165

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Security				Shares		Value
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Berry Petroleum Co.				8,836		$89,464	*
MWO Holdings LLC				488		0	*(f)(g)(h)
Total Common Stocks (Cost — $611,204)						89,464

		Rate
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)		6.000%		9,569		115,625	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)		6.000%		143		1,728	(b)(k)
Sanchez Energy Corp.		6.500%		32,350		692,937
Total Convertible Preferred Stocks (Cost — $1,470,693)						810,290

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $2,450.00		3/16/18	150	21,178,575		24,000
E-mini S&P 500 Index Futures, Put @ $2,500.00		2/16/18	410	57,888,105		19,475
E-mini S&P 500 Index Futures, Put @ $2,700.00		4/20/18	176	24,849,528		259,600
U.S. Treasury 5-Year Notes Futures, Call @ $115.75		2/23/18	1,500	1,500,000		35,157
Total Exchange-Traded Purchased Options						338,232

Counterparty
OTC Purchased Options — 0.0%
U.S. Dollar/Euro, Call @ $1.18	JPMorgan Chase & Co.	4/3/18	1,300,000	1,300,000		1,026
U.S. Dollar/Turkish Lira, Put @ 3.82 TRY	Goldman Sachs Group Inc.	4/17/18	4,180,000	4,180,000		84,386
Total OTC Purchased Options						85,412
Total Purchased Options (Cost — $706,819)						423,644
Total Investments before Short-Term Investments (Cost — $421,528,483)						421,035,687

		Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.4%
Sovereign Bonds — 0.3%
Egypt — 0.3%
Arab Republic of Egypt Treasury Bills		19.004%	6/12/18	6,900,000	EGP	369,624	(r)

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

	Rate	Maturity Date	Face Amount†		Value
Egypt — continued
Arab Republic of Egypt Treasury Bills	17.603%	11/13/18	13,700,000	EGP	$689,453	(r)
Total Egypt					1,059,077
Total Sovereign Bonds (Cost — $1,035,731)					1,059,077

			Shares
Money Market Funds — 1.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $4,744,457)	1.330%		4,744,457		4,744,457	(q)
Total Short-Term Investments — 1.4% (Cost — $5,780,188)					5,803,534
Total Investments — 99.4% (Cost — $427,308,671)					426,839,221
Other Assets in Excess of Liabilities — 0.6%					2,777,904
Total Net Assets — 100.0%					$429,617,125

†	Face amount/Notional Amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security is valued using significant unobservable inputs (See Note 1).

(i)	The maturity principal is currently in default as of January 31, 2018.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Restricted security (See Note 10).

(l)	The coupon payment on these securities is currently in default as of January 31, 2018.

(m)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

(p)	All or a portion of this loan is unfunded as of January 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At January 31, 2018, the total market value of investments in Affiliated Companies was $4,744,457 and the cost was $4,744,457 (See Note 9).

(r)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
UYU	— Uruguayan Peso

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
E-mini S&P 500 Index Futures, Put		4/20/18	$2,550.00		132	$18,637,146	$90,750
E-mini S&P 500 Index Futures, Put		2/16/18	2,350.00		410	57,888,105	6,150
E-mini S&P 500 Index Futures, Put		4/20/18	2,500.00		44	6,212,382	23,650
Total Exchange-Traded Written Options (Premiums received — $160,945)							$120,550

OTC Written Options

	Counterparty
U.S. Dollar/Euro, Put	JPMorgan Chase & Co.	4/3/18	1.24		1,300,000	1,300,000	22,931
U.S. Dollar/Mexican Peso, Call	JPMorgan Chase & Co.	7/5/18	21.74	MXN	4,130,000	4,130,000	33,647
U.S. Dollar/Mexican Peso, Put	Morgan Stanley and Co. Inc.	4/16/18	18.42	MXN	4,130,000	4,130,000	48,424
U.S. Dollar/South African Rand, Call	Merrill Lynch Capital Services, Inc.	3/5/18	14.32	ZAR	1,600,000	1,600,000	248

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Turkish Lira, Call	Goldman Sachs Group Inc.	4/17/18	$4.03	TRY	4,180,000	$4,180,000	$35,747
Total OTC Written Options (Premiums received — $218,624)							$140,997
Total Written Options (Premiums received — $379,569)							$261,547

†	Notional Amount denominated in U.S. dollars, unless otherwise noted.

At January 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	425	6/20	$103,451,078	$103,333,438	$(117,640)
U.S. Treasury 2-Year Notes	7	3/18	1,501,622	1,492,641	(8,981)
U.S. Treasury 5-Year Notes	180	3/18	20,843,762	20,647,969	(195,793)
U.S. Treasury 10-Year Notes	777	3/18	96,204,775	94,466,203	(1,738,572)
U.S. Treasury Ultra 10-Year Notes	10	3/18	1,337,362	1,302,031	(35,331)
U.S. Treasury Ultra Long-Term Bonds	173	3/18	28,644,097	28,015,188	(628,909)
					(2,725,226)
Contracts to Sell:
90-Day Eurodollar	324	3/18	79,696,517	79,477,200	219,317
90-Day Eurodollar	305	6/18	74,829,797	74,648,750	181,047
90-Day Eurodollar	71	12/18	17,393,985	17,326,663	67,322
90-Day Eurodollar	74	12/19	18,052,960	18,001,425	51,535
Euro-Bund	188	3/18	37,644,016	37,070,390	573,626
U.S. Treasury Long-Term Bonds	105	3/18	16,059,944	15,520,313	539,631
					1,632,478
Net unrealized depreciation on open futures contracts					$(1,092,748)

At January 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	16,240,000	USD	835,821	Citibank N.A.	2/5/18	$(9,988)
ARS	8,029,000	USD	410,691	Citibank N.A.	2/5/18	(2,402)
USD	1,233,808	ARS	24,269,000	Citibank N.A.	2/5/18	(314)
USD	472,000	ZAR	6,492,124	Bank of America N.A.	3/7/18	(73,318)
ZAR	6,468,052	USD	472,000	JPMorgan Chase & Co.	3/7/18	71,296
TRY	10,214,880	USD	2,612,501	Bank of America N.A.	4/18/18	46,511

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,633,401	TRY	10,319,770	Goldman Sachs Group Inc.	4/18/18	$(52,916)
IDR	31,158,450,000	USD	2,301,555	Bank of America N.A.	4/19/18	12,908
PLN	3,221,311	USD	937,933	Bank of America N.A.	4/19/18	25,764
PLN	3,890,000	USD	1,134,266	Bank of America N.A.	4/19/18	29,477
IDR	20,482,985,293	USD	1,527,897	Barclays Bank PLC	4/19/18	(6,412)
JPY	4,227	USD	38	Barclays Bank PLC	4/19/18	1
USD	4,935,634	AUD	6,200,000	Barclays Bank PLC	4/19/18	(59,498)
USD	970,768	EUR	793,899	Barclays Bank PLC	4/19/18	(19,934)
USD	17,288,297	GBP	12,583,511	Barclays Bank PLC	4/19/18	(632,099)
USD	2,158,211	JPY	234,200,000	Barclays Bank PLC	4/19/18	3,206
USD	205,898	NZD	284,891	Barclays Bank PLC	4/19/18	(3,902)
USD	1,997,963	PHP	101,013,000	Barclays Bank PLC	4/19/18	35,621
RUB	52,610,000	USD	910,111	Citibank N.A.	4/19/18	16,988
USD	744,540	BRL	2,425,600	Citibank N.A.	4/19/18	(10,611)
USD	713,423	CAD	889,659	Citibank N.A.	4/19/18	(10,536)
USD	743,473	MXN	14,375,799	Citibank N.A.	4/19/18	(19,266)
USD	5,338,083	SEK	43,010,000	Citibank N.A.	4/19/18	(148,873)
CZK	43,554,769	USD	2,097,458	JPMorgan Chase & Co.	4/19/18	51,015
INR	991,710,000	USD	15,391,576	JPMorgan Chase & Co.	4/19/18	49,224
TRY	3,399,210	USD	870,298	JPMorgan Chase & Co.	4/19/18	14,286
TRY	1,984,890	USD	508,190	JPMorgan Chase & Co.	4/19/18	8,342
USD	1,970,258	PHP	102,946,000	Deutsche Bank AG	5/15/18	(27,252)
USD	1,973,899	PHP	103,077,000	Deutsche Bank AG	5/15/18	(26,154)
MXN	15,092,080	USD	757,665	JPMorgan Chase & Co.	7/9/18	32,139
USD	760,000	MXN	15,092,080	JPMorgan Chase & Co.	7/9/18	(29,804)
ARS	24,269,000	USD	1,129,316	Citibank N.A.	7/30/18	(126)
ARS	30,840,000	USD	1,478,428	JPMorgan Chase & Co.	9/17/18	(75,333)
Total						$(811,960)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CZK	— Czech Republic Koruna
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Abbreviations used in this table (cont’d):
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At January 31, 2018, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	29,728,385	BRL	1/4/21	BRL-CDI**	1.078%**	—	$1,459,800

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
23,620,000	GBP	9/19/19	0.787% semi-annually	6-Month LIBOR-semi-annually	$273	$39,247
32,180,000		9/21/19	3-Month LIBOR-quarterly	1.656% semi-annually	—	(308,367)
87,700,000	SEK	2/2/23	0.670% annually	3-month SEK-STIBOR-SIDE quarterly	—	—
14,256,000		11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	270,855	784,700
429,000		11/15/43	2.630% semi-annually	3-Month LIBOR quarterly	(5,116)	24,213
5,740,000		11/15/43	2.734% semi-annually	3-Month LIBOR quarterly	(88,581)	231,310
1,991,500	EUR	8/23/47	1.498% annually	EURIBOR-Reuters semi-annually	1,864	31,793
Total					$179,295	$802,896

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	$300,000	5/11/63	2.000% monthly	$(12,459)	$(14,736)	$2,277
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	400,000	5/11/63	2.000% monthly	(16,612)	(19,512)	2,900
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	4,400,000	9/17/58	3.000% monthly	(398,789)	(584,204)	185,415
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	4,400,000	9/17/58	3.000% monthly	(398,789)	(561,380)	162,591
Total	$9,500,000			$(826,649)	$(1,179,832)	$353,183

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	33

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Global Strategic Income Fund

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	$197,538	5/11/63	0.500% monthly	$(1,742)	$(1,360)	$(382)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	1,185,228	5/11/63	0.500% monthly	(10,451)	(7,630)	(2,821)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6 Index)	1,382,766	5/11/63	0.500% monthly	(12,193)	(8,886)	(3,307)
Total	$2,765,532			$(24,386)	$(17,876)	$(6,510)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.29 Index	$13,970,000	12/20/22	5.000% quarterly	$(1,162,506)	$(977,311)	$(185,195)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
SEK	— Swedish Krona

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited)
United States	58.9%
United Kingdom	4.8
Mexico	4.3
Indonesia	3.4
Cayman Islands	3.2
Argentina	3.1
Brazil	2.9
Russia	2.5
Italy	1.3
Canada	1.2
Netherlands	1.0
Germany	1.0
Ireland	0.9
France	0.9
Sweden	0.9
Kazakhstan	0.8
Australia	0.7
United Arab Emirates	0.6
Switzerland	0.5
Ecuador	0.5
Hong Kong	0.5
Senegal	0.5
Spain	0.4
Luxembourg	0.4
Nigeria	0.4
Zambia	0.3
Singapore	0.3
Chile	0.3
Jamaica	0.3
Ghana	0.2
India	0.2
Egypt	0.2
Honduras	0.2
Uruguay	0.2
Ivory Coast	0.2
Turkey	0.2
Guatemala	0.2
China	0.2
Short-Term Investments	1.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2018 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	35

Statement of assets and liabilities (unaudited)

January 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $422,564,214)	$422,094,764
Investments in affiliated securities, at value (Cost — $4,744,457)	4,744,457
Foreign currency, at value (Cost — $4,798,882)	4,752,819
Cash	328,741
Receivable for securities sold	64,027,741
Interest receivable	4,438,114
OTC swaps, at value	1,459,800
Deposits with brokers for centrally cleared swap contracts	1,027,918
Deposits with brokers for OTC derivatives	1,010,000
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $684,834)	760,392
Deposits with brokers for open futures contracts and exchange-traded options	636,753
Receivable from broker — variation margin on open futures contracts	633,520
Receivable for Fund shares sold	496,908
Unrealized appreciation on forward foreign currency contracts	396,778
Foreign currency collateral for open centrally cleared swap contracts, at value (Cost — $11,091)	12,061
Receivable for open OTC swap contracts	5,406
Prepaid expenses	56,459
Other assets	6,260
Total Assets	506,888,891

Liabilities:
Payable for securities purchased	73,153,352
Unrealized depreciation on forward foreign currency contracts	1,208,738
Payable for Fund shares repurchased	946,088
OTC swaps, at value (premiums received — $1,197,708)	851,035
Written options, at value (premiums received — $379,569)	261,547
Investment management fee payable	235,350
Distributions payable	198,638
Service and/or distribution fees payable	79,051
Payable to broker — variation margin on centrally cleared swaps	65,898
Accrued foreign capital gains tax	9,769
Trustees’ fees payable	420
Payable for open OTC swap contracts	269
Accrued expenses	261,611
Total Liabilities	77,271,766
Total Net Assets	$429,617,125

Net Assets:
Par value (Note 7)	$663
Paid-in capital in excess of par value	503,617,302
Undistributed net investment income	991,282
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(75,179,205)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	187,083	†
Total Net Assets	$429,617,125

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Net Assets:
Class A	$283,330,194
Class C	$6,975,392
Class C1	$22,232,721
Class I	$116,394,678
Class IS	$684,140

Shares Outstanding:
Class A	43,795,104
Class C	1,079,195
Class C1	3,431,299
Class I	17,892,842
Class IS	105,148

Net Asset Value:
Class A (and redemption price)	$6.47
Class C*	$6.46
Class C1*	$6.48
Class I (and redemption price)	$6.51
Class IS (and redemption price)	$6.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.76

†	Net of accrued foreign capital gains tax of $9,769.

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	37

Statement of operations (unaudited)

For the Six Months Ended January 31, 2018

Investment Income:
Interest from unaffiliated investments	$13,358,073
Dividends	84,943
Interest from affiliated investments	55,459
Less: Foreign taxes withheld	(52,815)
Total Investment Income	13,445,660

Expenses:
Investment management fee (Note 2)	1,343,118
Service and/or distribution fees (Notes 2 and 5)	468,376
Transfer agent fees (Note 5)	266,280
Fund accounting fees	46,563
Registration fees	39,772
Shareholder reports	25,879
Audit and tax fees	24,521
Legal fees	18,838
Custody fees	17,603
Trustees’ fees	5,714
Insurance	3,041
Commitment fees (Note 8)	2,320
Interest expense	392
Miscellaneous expenses	7,655
Total Expenses	2,270,072
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(237)
Net Expenses	2,269,835
Net Investment Income	11,175,825

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(583,924)
Futures contracts	362,665
Written options	953,742
Swap contracts	(186,691)
Forward foreign currency contracts	(1,005,994)
Foreign currency transactions	33,508
Net Realized Loss	(426,694)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	555,599	‡
Futures contracts	(1,038,585)
Written options	(15,865)
Swap contracts	598,673
Forward foreign currency contracts	469,227
Foreign currencies	21,919
Change in Net Unrealized Appreciation (Depreciation)	590,968
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	164,274
Increase in Net Assets From Operations	$11,340,099

‡	Net of change in accrued foreign capital gains tax of $9,769.

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2018 (unaudited) and the Year Ended July 31, 2017	2018	2017

Operations:
Net investment income	$11,175,825	$17,879,970
Net realized loss	(426,694)	(2,358,093)
Change in net unrealized appreciation (depreciation)	590,968	12,631,247
Increase in Net Assets From Operations	11,340,099	28,153,124

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,932,876)	(12,617,047)
Return of capital	—	(5,659,871)
Decrease in Net Assets From Distributions to Shareholders	(10,932,876)	(18,276,918)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	75,505,779	83,220,918
Reinvestment of distributions	9,916,187	17,037,760
Cost of shares repurchased	(51,719,557)	(85,328,478)
Increase in Net Assets From Fund Share Transactions	33,702,409	14,930,200
Increase in Net Assets	34,109,632	24,806,406

Net Assets:
Beginning of period	395,507,493	370,701,087
End of period*	$429,617,125	$395,507,493
*Includes undistributed net investment income of:	$991,282	$748,333

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	39

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$6.46	$6.30	$6.65	$7.03	$6.88	$7.00

Income (loss) from operations:
Net investment income	0.17	0.30	0.31	0.32	0.34	0.32
Net realized and unrealized gain (loss)	0.01	0.17	(0.12)	(0.36)	0.18	(0.12)
Total income (loss) from operations	0.18	0.47	0.19	(0.04)	0.52	0.20

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.54)	(0.34)	(0.37)	(0.32)
Return of capital	—	(0.10)	—	—	—	—
Total distributions	(0.17)	(0.31)	(0.54)	(0.34)	(0.37)	(0.32)

Net asset value, end of period	$6.47	$6.46	$6.30	$6.65	$7.03	$6.88
Total return[3]	2.83%	7.65%	3.38%	(0.66)%	7.75%	2.81%

Net assets, end of period (000s)	$283,330	$280,207	$276,179	$303,325	$318,523	$361,872

Ratios to average net assets:
Gross expenses	1.14%[4]	1.14%	1.14%	1.12%	1.14%	1.15%
Net expenses	1.14 [4,5]	1.14 [5]	1.14	1.12	1.14	1.15
Net investment income	5.36 [4]	4.78	4.90	4.64	4.89	4.46

Portfolio turnover rate	27%	59%	68%	37%	65%	83%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

40	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2018[2]		2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$6.46		$6.29	$6.64	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.15		0.26	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	0.00	[4]	0.17	(0.11)	(0.36)	0.18	(0.11)
Total income (loss) from operations	0.15		0.43	0.15	(0.10)	0.46	0.15

Less distributions from:
Net investment income	(0.15)		(0.16)	(0.50)	(0.28)	(0.31)	(0.27)
Return of capital	—		(0.10)	—	—	—	—
Total distributions	(0.15)		(0.26)	(0.50)	(0.28)	(0.31)	(0.27)

Net asset value, end of period	$6.46		$6.46	$6.29	$6.64	$7.02	$6.87
Total return[5]	2.31%		7.06%	2.63%	(1.40)%	6.73%	2.23%

Net assets, end of period (000s)	$6,975		$6,161	$6,814	$6,730	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.85%[6]		1.85%	1.85%	1.85%	2.08%	1.88%[6]
Net expenses[7]	1.85	[6,8]	1.85	1.85	1.85	1.95 [8]	1.87 [6,8]
Net investment income	4.67	[6]	4.07	4.19	3.89	4.06	3.69 [6]

Portfolio turnover rate	27%		59%	68%	37%	65%	83%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	For the period August 1, 2012 (inception date) to July 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the years ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2018[3]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$6.47	$6.31	$6.66	$7.04	$6.89	$7.01

Income (loss) from operations:
Net investment income	0.16	0.28	0.28	0.29	0.31	0.29
Net realized and unrealized gain (loss)	0.01	0.16	(0.11)	(0.36)	0.18	(0.12)
Total income (loss) from operations	0.17	0.44	0.17	(0.07)	0.49	0.17

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.52)	(0.31)	(0.34)	(0.29)
Return of capital	—	(0.10)	—	—	—	—
Total distributions	(0.16)	(0.28)	(0.52)	(0.31)	(0.34)	(0.29)

Net asset value, end of period	$6.48	$6.47	$6.31	$6.66	$7.04	$6.89
Total return[4]	2.62%	7.21%	2.98%	(1.06)%	7.30%	2.38%

Net assets, end of period (000s)	$22,233	$25,384	$31,917	$37,691	$46,656	$54,376

Ratios to average net assets:
Gross expenses	1.56%[5]	1.55%	1.54%	1.53%	1.55%	1.57%
Net expenses	1.56 [5,6]	1.55 [6]	1.54	1.53	1.55	1.57
Net investment income	4.92 [5]	4.38	4.50	4.23	4.48	4.04

Portfolio turnover rate	27%	59%	68%	37%	65%	83%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the six months ended January 31, 2018 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

42	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2018[2]		2017	2016	2015	2014	2013

Net asset value, beginning of period	$6.50		$6.33	$6.68	$7.06	$6.91	$7.03

Income (loss) from operations:
Net investment income	0.19		0.32	0.33	0.33	0.36	0.34
Net realized and unrealized gain (loss)	0.00	[3]	0.18	(0.12)	(0.35)	0.18	(0.12)
Total income (loss) from operations	0.19		0.50	0.21	(0.02)	0.54	0.22

Less distributions from:
Net investment income	(0.18)		(0.23)	(0.56)	(0.36)	(0.39)	(0.34)
Return of capital	—		(0.10)	—	—	—	—
Total distributions	(0.18)		(0.33)	(0.56)	(0.36)	(0.39)	(0.34)

Net asset value, end of period	$6.51		$6.50	$6.33	$6.68	$7.06	$6.91
Total return[4]	2.83%		8.12%	3.69%	(0.36)%	7.90%	3.27%

Net assets, end of period (000s)	$116,395		$83,331	$55,681	$67,193	$16,855	$9,978

Ratios to average net assets:
Gross expenses	0.84%[5]		0.86%	0.86%	0.85%	0.90%	0.93%
Net expenses[6]	0.84	[5]	0.85 [7]	0.85 [7]	0.85 [7]	0.85 [7]	0.85 [7]
Net investment income	5.72	[5]	5.06	5.19	4.89	5.16	4.77

Portfolio turnover rate	27%		59%	68%	37%	65%	83%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2018[2]	2017	2016	2015[3]

Net asset value, beginning of period	$6.50	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.19	0.33	0.33	0.26
Net realized and unrealized gain (loss)	0.01	0.18	(0.11)	(0.26)
Total income from operations	0.20	0.51	0.22	0.00	[4]

Less distributions from:
Net investment income	(0.19)	(0.24)	(0.57)	(0.28)
Return of capital	—	(0.10)	—	—
Total distributions	(0.19)	(0.34)	(0.57)	(0.28)

Net asset value, end of period	$6.51	$6.50	$6.33	$6.68
Total return[5]	3.03%	8.22%	3.72%	(0.04)%

Net assets, end of period (000s)	$684	$424	$109	$9,247

Ratios to average net assets:
Gross expenses	0.76%[6]	0.76%	0.74%	0.73%[6]
Net expenses[7]	0.75 [6,8]	0.75 [8]	0.74	0.73	[6]
Net investment income	5.80 [6]	5.22	5.15	5.01	[6]

Portfolio turnover rate	27%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	For the period October 23, 2014 (inception date) to July 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

46	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$34,048,510	$0	*	$34,048,510
Health care	—	17,410,411	1,995,228		19,405,639
Materials	—	15,792,678	0	*	15,792,678
Other corporate bonds & notes	—	109,955,073	—		109,955,073
Asset-backed securities	—	36,687,138	—		36,687,138
Collateralized mortgage obligations	—	59,717,933	—		59,717,933
Convertible bonds & notes	—	6,918,339	—		6,918,339
Mortgage-backed securities	—	13,440	—		13,440
Senior loans:
Consumer discretionary	—	19,748,866	621,078		20,369,944
Health care	—	6,502,978	930,609		7,433,587
Industrials	—	5,733,005	1,044,230		6,777,235
Other senior loans	—	19,368,153	—		19,368,153
Sovereign bonds	—	81,484,455	—		81,484,455
U.S. government & agency obligations	—	1,740,165	—		1,740,165
Common stocks:
Energy	—	89,464	0	*	89,464
Convertible preferred stocks	—	810,290	—		810,290
Purchased options:
Exchange-traded purchased options	$338,232	—	—		338,232
OTC purchased options	—	85,412	—		85,412
Total long-term investments	338,232	416,106,310	4,591,145		421,035,687
Short-term investments†	—	5,803,534	—		5,803,534
Total investments	$338,232	$421,909,844	$4,591,145		$426,839,221
Other financial instruments:
Futures contracts	1,632,478	—	—		1,632,478
Forward foreign currency contracts	—	396,778	—		396,778
OTC interest rate swaps‡	—	1,459,800	—		1,459,800
Centrally cleared interest rate swaps	—	1,111,263	—		1,111,263
Total other financial instruments	$1,632,478	$2,967,841	—		$4,600,319
Total	$1,970,710	$424,877,685	$4,591,145		$431,439,540

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
OTC written options	—	$140,997	—	$140,997
Exchange-traded written options	$120,550	—	—	120,550
Futures contracts	2,725,226	—	—	2,725,226
Forward foreign currency contracts	—	1,208,738	—	1,208,738
OTC credit default swaps on credit indices — sell protection‡	—	826,649	—	826,649
OTC credit default swaps on credit indices — buy protection‡	—	24,386	—	24,386
Centrally cleared interest rate swaps	—	308,367	—	308,367
Centrally cleared credit default swaps on credit indices — buy protection	—	185,195	—	185,195
Total	$2,845,776	$2,694,332	—	$5,540,108

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Energy		Health Care	Materials
Balance as of July 31, 2017	$0	*	$1,966,532	$0	*
Accrued premiums/discounts	—		1,623	—
Realized gain (loss)[1]	—		—	—
Change in unrealized appreciation (depreciation)[2]	—		27,073	—
Purchases	—		—	—
Sales	—		—	—
Transfers into Level 3[3]	—		—	—
Transfers out of Level 3[4]	—		—	—
Balance as of January 31, 2018	$0	*	$1,995,228	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	—		$27,073	—

		Senior Loans
Investments in Securities (cont’d)	Asset-Backed Securities	Consumer Discretionary	Health Care	Industrials
Balance as of July 31, 2017	$1,650,636	—	$810,000	—
Accrued premiums/discounts	611	—	95	—
Realized gain (loss)[1]	29,880	—	13	—
Change in unrealized appreciation (depreciation)[2]	167,098	$2,082	6,446	—
Purchases	—	264,414	934,628	—

48	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

		Senior Loans
Investments in Securities (cont’d)	Asset-Backed Securities	Consumer Discretionary	Health Care	Industrials
Sales	$(249,649)	$(21,970)	$(17,585)	—
Transfers into Level 3[3]	—	376,552	—	$1,044,230
Transfers out of Level 3[4]	(1,598,576)	—	(802,988)	—
Balance as of January 31, 2018	—	$621,078	$930,609	$1,044,230
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	—	$2,082	$11,432	—

	Common Stocks				Convertible Preferred Stocks	Total
Investments in Securities (cont’d)	Energy		Materials		Energy
Balance as of July 31, 2017	$167,018		$0	*	$972,354	$5,566,540
Accrued premiums/discounts	—		—		—	2,329
Realized gain (loss)[1]	—		(27,695)		(68,033)	(65,835)
Change in unrealized appreciation (depreciation)[2]	(77,553)		27,695		53,657	206,498
Purchases	—		—		155,964	1,355,006
Sales	—		—		(303,652)	(592,856)
Transfers into Level 3[3]	—		—		—	1,420,782
Transfers out of Level 3[4]	(89,465)		—		(810,290)	(3,301,319)
Balance as of January 31, 2018	$0	*	—		—	$4,591,145
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	$(74,239)		—		—	$(33,652)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

50	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

52	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2018, the total notional value of all credit default swaps to sell protection was $9,500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are

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Notes to financial statements (unaudited) (cont’d)

disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption

54	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

56	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Notes to financial statements (unaudited) (cont’d)

As of January 31, 2018, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $2,200,770. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,010,000, which could be used to reduce the required payment.

At January 31, 2018, the Fund held non-cash collateral from Barclays Bank PLC, Bank of America N.A. and Goldman Sachs Group Inc. in the amounts of $23,080, $1,507,228 and $71,928, respectively. These amounts can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

58	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of January 31, 2018, there were $9,769 of capital gains tax liabilities accrued on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan monthly a

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Notes to financial statements (unaudited) (cont’d)

subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the six months ended January 31, 2018, fees waived and/or expenses reimbursed amounted to $237.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2018, LMIS and its affiliates retained sales charges of $45,169 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	—	$2	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

60	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

3. Investments

During the six months ended January 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$142,441,375	$2,113,170
Sales	104,236,669	2,203,395

At January 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$427,308,671	$17,745,209	$(18,214,659)	$(469,450)
Swap contracts	(1,995,724)	2,924,246	(500,072)	2,424,174
Written options	(379,569)	163,875	(45,853)	118,022
Futures contracts	—	1,632,478	(2,725,226)	(1,092,748)
Forwards foreign currency contracts	—	396,778	(1,208,738)	(811,960)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	$35,157	$85,412	$303,075	$423,644
Futures contracts[3]	1,632,478	—	—	1,632,478
OTC swap contracts[4]	1,459,800	—	—	1,459,800
Centrally cleared swap contracts[5]	1,111,263	—	—	1,111,263
Forward foreign currency contracts	—	396,778	—	396,778
Total	$4,238,698	$482,190	$303,075	$5,023,963

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$140,997	—	$120,550	$261,547
Futures contracts[3]	$2,725,226	—	—	—	2,725,226
OTC swap contracts[4]	—	—	$851,035	—	851,035
Centrally cleared swap contracts[5]	308,367	—	185,195	—	493,562
Forward foreign currency contracts	—	1,208,738	—	—	1,208,738
Total	$3,033,593	$1,349,735	$1,036,230	$120,550	$5,540,108

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

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Notes to financial statements (unaudited) (cont’d)

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(663,608)	$(81,729)	—	$(1,673,192)	$(2,418,529)
Written options	132,089	82,417	—	739,236	953,742
Futures contracts	362,665	—	—	—	362,665
Swap contracts	(73,192)	—	$(113,499)	—	(186,691)
Forward foreign currency contracts	—	(1,005,994)	—	—	(1,005,994)
Total	$(242,046)	$(1,005,306)	$(113,499)	$(933,956)	$(2,294,807)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(106,345)	$65,181	—	$182,933	$141,769
Written options	—	67,392	—	(83,257)	(15,865)
Futures contracts	(1,038,585)	—	—	—	(1,038,585)
Swap contracts	416,713	—	$181,960	—	598,673
Forward foreign currency contracts	—	469,227	—	—	469,227
Total	$(728,217)	$601,800	$181,960	$99,676	$155,219

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

62	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

During the six months ended January 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$298,009
Written options	129,876
Futures contracts (to buy)	157,523,597
Futures contracts (to sell)	382,495,253
Forward foreign currency contracts (to buy)	35,835,192
Forward foreign currency contracts (to sell)	58,170,176

Average Notional Balance
Interest rate swap contracts	$168,757,565
Credit default swap contracts (to buy protection)	13,792,285
Credit default swap contracts (to sell protection)	9,335,714

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of January 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$1,574,460	$(73,318)	$1,501,142	$(1,501,142)	—
Barclays Bank PLC	38,828	(721,845)	(683,017)	(23,080)	$(706,097)
Citibank N.A.	16,988	(202,116)	(185,128)	—	(185,128)
Credit Suisse	—	(12,193)	(12,193)	12,193	—
Deutsche Bank AG	—	(53,406)	(53,406)	53,406	—
Goldman Sachs Group Inc.	84,386	(88,663)	(4,277)	(71,928)	(76,205)
JPMorgan Chase & Co.	227,328	(161,715)	65,613	110,000	175,613
Merrill Lynch Capital Services, Inc.	—	(248)	(248)	—	(248)
Morgan Stanley & Co. Inc.	—	(887,266)	(887,266)	820,000	(67,266)
	$1,941,990	$(2,200,770)	$(258,780)	$(600,551)	$(859,331)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	63

Notes to financial statements (unaudited) (cont’d)

and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$353,332	†	$203,737
Class C	31,737	†	3,438
Class C1	83,307	†	13,643
Class I	—		45,414
Class IS	—		48
Total	$468,376		$266,280

†

The amount shown is exclusive of expense reimbursements. For the six months ended January 31, 2018, the service and/or distribution fees reimbursed amounted to $148, $1 and $61 for Class A, Class C and Class C1 shares, respectively.

For the six months ended January 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$148
Class C	1
Class C1	61
Class I	—
Class IS	27
Total	$237

6. Distributions to shareholders by class

	Six Months Ended January 31, 2018	Year Ended July 31, 2017
Net Investment Income:
Class A	$7,419,184	$9,220,616
Class C	144,092	172,660
Class C1	574,320	841,041
Class I	2,777,627	2,361,144
Class IS	17,653	21,586
Total	$10,932,876	$12,617,047

Return of Capital:
Class A	—	$4,148,957
Class C	—	98,500
Class C1	—	427,324
Class I	—	976,438
Class IS	—	8,652
Total	—	$5,659,871

64	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

7. Shares of beneficial interest

At January 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,093,653	$26,494,996	6,140,731	$38,978,446
Shares issued on reinvestment	1,106,151	7,160,396	2,037,029	12,933,335
Shares repurchased	(4,763,564)	(30,823,889)	(8,688,301)	(54,998,484)
Net increase (decrease)	436,240	$2,831,503	(510,541)	$(3,086,703)

Class C
Shares sold	227,294	$1,469,496	267,743	$1,691,860
Shares issued on reinvestment	19,662	127,113	36,305	230,284
Shares repurchased	(121,980)	(789,474)	(433,058)	(2,743,510)
Net increase (decrease)	124,976	$807,135	(129,010)	$(821,366)

Class C1
Shares sold	6,575	$42,673	61,156	$387,379
Shares issued on reinvestment	87,440	566,914	189,621	1,205,318
Shares repurchased	(584,602)	(3,788,541)	(1,390,855)	(8,812,056)
Net decrease	(490,587)	$(3,178,954)	(1,140,078)	$(7,219,359)

Class I
Shares sold	7,235,096	$47,085,063	6,468,009	$41,304,152
Shares issued on reinvestment	314,161	2,044,548	413,021	2,638,585
Shares repurchased	(2,480,614)	(16,146,384)	(2,854,277)	(18,187,793)
Net increase	5,068,643	$32,983,227	4,026,753	$25,754,944

Class IS
Shares sold	63,600	$413,551	134,671	$859,081
Shares issued on reinvestment	2,644	17,216	4,741	30,238
Shares repurchased	(26,302)	(171,269)	(91,501)	(586,635)
Net increase	39,942	$259,498	47,911	$302,684

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	65

Notes to financial statements (unaudited) (cont’d)

be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended January 31, 2018, the Fund incurred a commitment fee in the amount of $2,320. The Fund did not utilize the Redemption Facility during the six months ended January 31, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended January 31, 2018. The following transactions were effected in shares of such companies for the six months ended January 31, 2018.

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$55,044,457	55,044,457	$50,300,000	50,300,000	—	$55,459	—	$4,744,457

10. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 1/31/2018		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	143	2/17	$1,430	$1,728		$12.08	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	1,979,000	6/17	1,961,121	1,995,228	(a)	100.82	0.46
Total			$1,962,551	$1,996,956			0.46%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

66	Western Asset Global Strategic Income Fund 2018 Semi-Annual Report

11. Capital loss carryforward

As of July 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $29,335,340, which have no expiration date, must be used first to offset any such gains.

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

13. Subsequent event

On February 8, 2018, the Fund announced that effective March 31, 2018, the Fund will be renamed Western Asset Income Fund to better represent the Fund’s primary focus on high current income. There will be no change in the Fund’s investment objective, strategies or policies as a result of this name change. Also, effective March 31, 2018, the contractual management fee paid by the Fund will be reduced, with corresponding reductions to the total operating expense cap arrangements for applicable classes.

Western Asset Global Strategic Income Fund 2018 Semi-Annual Report	67

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Global Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

68	Western Asset Global Strategic Income Fund

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Global Strategic Income Fund	69

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as global income funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2017 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

70	Western Asset Global Strategic Income Fund

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as global income funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Western Asset Global Strategic Income Fund	71

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

72	Western Asset Global Strategic Income Fund

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron* Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/18 SR18-3294

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2018